UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

Adams Street Credit Solutions Fund

(Exact name of registrant as specified in its charter)

Delaware	000-56831	83-4219914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Wacker Drive, Suite 2700
Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 553-7890

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

In its monthly closing for August 2026, Adams Street Credit Solutions Fund (the “Company”) sold Class I common shares of beneficial interest (the “Shares”) as of August 3, 2026 for aggregate consideration of approximately $1.7 million. The number of Shares to be issued was finalized on August 26, 2026. The purchase price per Share equaled the Company’s net asset value (“NAV”) per Share as of July 31, 2026. The following table details the Shares issued:

Class of Shares	Number of Shares Issued	Total Consideration
Class I	83,485.841	$1,684,000

The offer and sale of the Shares were made as part of the Company’s continuous private offering and were exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Section 4(a)(2) thereof and Regulation D or Regulation S thereunder, as applicable. The Company relied upon representations from investors in their subscription agreements that each investor was either (i) an “accredited investor” as defined in Regulation D under the 1933 Act or (ii) not a “U.S. person” as defined in Regulation S under the 1933 Act.

Item 8.01.	Other Events.

Net Asset Value

The NAV per Share as of July 31, 2026, as determined in accordance with the valuation policies and procedures approved by the Company’s Board of Trustees, was as follows:

Class of Shares	NAV per Share as of July 31, 2026
Class I	$20.17

As of July 31, 2026, the Company’s aggregate NAV was approximately $65.7 million.

August 2026 Distribution

The Company has announced the declaration of regular monthly distributions for August 2026 for its Class I Shares in the amount per Share set forth below:

Class of Shares	Distribution per Share
Class I	$0.15

The distributions for the Shares are payable to shareholders of record as of the close of business on August 25, 2026 and will be paid on or about September 9, 2026. The distributions will be paid in cash or reinvested in Shares for shareholders participating in the Company’s distribution reinvestment plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2026

Adams Street Credit Solutions Fund

By:	/s/ Shannon Carlin
Name:	Shannon Carlin
Title:	Chief Financial Officer and Treasurer